Supplement to the
Fidelity Advisor® Emerging Markets Fund
Class A, Class M, Class C, Class I and Class Z
December 29, 2018
Prospectus

The following information supplements similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Sammy Simnegar (co-manager) has managed the fund since October 2012.

Sam Polyak (co-manager) has managed the fund since February 2019.

It is expected that Mr. Simnegar will transition off of the fund effective on or about September 30, 2019. At that time, Mr. Polyak will assume sole portfolio manager responsibilities for the fund.

The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Sammy Simnegar is co-manager of the fund, which he has managed since October 2012. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. Simnegar has worked as an equity research analyst and portfolio manager.

Sam Polyak is co-manager of the fund, which he has managed since February 2019. He also manages other funds. Since joining Fidelity Investments in 2010, Mr. Polyak has worked as a portfolio manager.

It is expected that Mr. Simnegar will transition off of the fund effective on or about September 30, 2019. At that time, Mr. Polyak will assume sole portfolio manager responsibilities for the fund.

FAEM-19-01 1.798816.130	February 22, 2019